THE BRAMWELL GROWTH FUND
                                              Quarterly Report - September 1997

745 Fifth Avenue
New York, New York 10151




DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED SEPTEMBER 30, 1997

During the third quarter, THE BRAMWELL GROWTH FUND celebrated its THIRD BIRTHDAY and pulled ahead of the S&P 500 Index for the calendar year to date. For the first nine months, the Fund appreciated 32.4% to $19.88 net asset value per share compared to 29.6% for the S&P 500 Index, and for the quarter ended September 30, 1997, the Fund gained 13.4% versus 7.5% for the S&P 500 Index. From inception, August 1, 1994, through September 30, 1997, the cumulative return was 103.1% and the average annual return was 25.1%. Investment results compared to those of other indices were as follows:


COMPARATIVE INVESTMENT       SEPT. Q    CALENDAR    ONE    THREE       SINCE
 RETURNS (9/30/97)             1997   YEAR-TO-DATE  YEAR  YEARS(A)  INCEPTION(B)
 ---------------------        ------  ------------  ----  -------   ------------

THE BRAMWELL GROWTH FUND (C)   13.4%     32.4%      35.0%  25.7%       25.1%
Lipper Mid-Cap Funds Index (d) 14.1      23.5       24.8   23.8        24.7
Lipper Growth Funds Index (e)  10.3      27.2       34.6   25.2        24.5
S&P 500 Stock Index (f)         7.5      29.6       40.4   29.9        28.5

     (a) Compound average annual return. (b) Compound average annual return since inception 8/1/94. (c) Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. (d) The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (e) The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Growth Funds and Lipper Mid-Cap Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses.
     (f) The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


COMMENTARY

The investment environment during the September quarter remained favorable to the equity markets as inflation stayed low, interest rates were flat to lower, profit growth was strong, government budget deficits decreased, and expectations for higher inflation and interest rates declined. Reflecting this positive scenario, stock prices advanced with earnings growth and price/earnings multiples expanded.

A broader universe of equities gained in the quarter with small and mid-cap stocks generally performing better than large cap growth stocks as the result, in part, of selling at more favorable multiples to growth than the S&P 500 Index. Financial stocks performed particularly well as did technology, personnel outsourcing and oil service stocks. Dell Computer, Compaq, Robert Half, Intel, Kohl's, Diamond Offshore Drilling, Interim Services, Northern Trust, Washington Mutual, and Merrill Lynch contributed the greatest dollar gains to the portfolio.

We estimate that the 1997 and 1998 earnings growth for our portfolio approximates 20-22% for which we are paying about one times growth. This compares favorably to paying some two times estimated growth of 9% over the same time period for the S&P 500 Index. Longer term, we expect stock prices to move with profit growth, and when interest and inflation rates are flat to declining, price/earnings multiple expansion is likely to occur as well giving an added boost to our portfolio.



OUTLOOK

The macroeconomic outlook for the capital markets remains favorable. We continue to anticipate real Gross Domestic Product (GDP) growth of 3.0%-3.5% going forward, reflecting higher employment levels, real wage increases relative to inflation, wealth effect from a rising stock market, global market expansion, and spending for new technology. We anticipate inflation staying around 2%, given global competitive capitalism, technology-driven productivity gains, increased capacity, deregulation, a strong dollar, and shift to more deferred equity-based employee compensation. We expect interest rates to remain stable, given low inflation, the historically wide spread between U.S. interest rates and inflation as well as various foreign interest rates, and a declining federal deficit resulting from higher tax revenues generated by higher profit and employment levels.

Low inflation and stable interest rates should continue to encourage broad equity market gains especially from companies with higher growth rates and selling at lower multiples to growth than the S&P 500 Index. We continue to look across industries for effective users of technology. Technology facilitates achieving economies of scale and critical mass; we believe that the financial services industry, in particular, can effectively use technology to broaden distribution and crossmarket products and services and to consolidate and reduce redundant costs. Advances in computing and communications, e.g., the Internet, and global competition are driving demand for product upgrades and creating business opportunities. Emerging countries provide new markets for existing products and services. Assuming political stability and free markets, a period of synchronized global expansion may lie ahead - an environment that would provide a wide array of investment opportunities for our Fund.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                         Sincerely,

                                         /s/ Elizabeth R. Bramwell

                                         Elizabeth R. Bramwell, CFA
                                         President and Chief Investment Officer

October 10, 1997

The outlook and opinions expressed above represent the VIEWS OF THE INVESTMENT ADVISER AS OF OCTOBER 10, 1997 AND ARE SUBJECT TO CHANGE AS MARKET AND ECONOMIC EVENTS UNFOLD.






THE BRAMWELL GROWTH FUND

                      Portfolio of Investments - September 30, 1997 (Unaudited)



                                       SHARES              VALUE
                                       ------              -----
COMMON STOCKS - 98.98%

APPAREL - 0.64%
Cutter & Buck, Inc.*                   45,000         $   928,125

AUTOMOTIVE & HEAVY
EQUIPMENT - 1.14%
Hayes Wheels International, Inc.*       5,000             168,750
Lear Corporation*                      30,000           1,477,500
                                                      -----------
                                                        1,646,250

CHEMICALS - 1.39%
OM Group, Inc.                         50,000           1,996,875

COMMUNICATIONS - 1.23%
WorldCom, Inc.*                        50,000           1,768,750

ELECTRONICS - 3.41%
Applied Materials, Inc.*                2,000             190,500
Intel Corporation                      46,000           4,246,375
Kent Electronics Corporation*           5,500             217,250
Texas Instruments, Inc.                 2,000             270,250
                                                      -----------
                                                        4,924,375
ENERGY - 4.54%
Camco International, Inc.              23,000           1,604,250
Diamond Offshore Drilling, Inc.        40,000           2,207,500
Global Marine, Inc.*                   30,000             997,500
Rowan Companies, Inc.*                 25,000             890,625
Schlumberger Ltd.                      10,000             841,875
                                                      -----------
                                                        6,541,750
ENTERTAINMENT &
LEISURE TIME - 2.10%
Cinar Films, Inc., Class B*            30,000           1,143,750
Regal Cinemas, Inc.*                   70,250           1,887,969
                                                      -----------
                                                        3,031,719
FINANCIAL SERVICES - 20.94%
American Express                       35,000           2,865,625
Charles Schwab Corporation (The)       52,500           1,876,875
Chase Manhattan Corporation            23,000           2,714,000
Citicorp                                5,000             669,688
First Union Corporation                55,000           2,753,437
Franklin Resources, Inc.               10,000             931,250
ING Groep N.V. - ADS                   15,000             689,063
LaSalle Partners, Inc.*                20,600             721,000
MSB Bancorp, Inc.                       5,000             144,375
Merrill Lynch & Co., Inc.              50,000           3,709,375
NationsBank Corporation                42,000           2,598,750
Northern Trust Company                 55,000           3,251,875
Norwest Corporation                    25,000           1,531,250
TCF Financial Corporation               5,000             292,188
Travelers Group, Inc.                  15,000           1,023,750
Washington Mutual, Inc.                56,000           3,906,000
Zions Bancorporation                   14,000             525,000
                                                      -----------
                                                       30,203,501
FOOD & BEVERAGE - 1.75%
CPC International, Inc.                15,000           1,389,375
Hershey Foods Corporation              20,000           1,130,000
                                                      -----------
                                                        2,519,375



                                       SHARES              VALUE
                                       ------              -----

HEALTHCARE - 8.05%
Alkermes, Inc.*                        15,000         $   309,375
Biacore International, AB - ADS*       25,000             290,625
BioChem Pharmaceuticals, Inc. - ADR*   15,000             472,500
Cardinal Health, Inc.                  20,000           1,420,000
Closure Medical Corporation*           10,000             345,000
Elan Corporation, PLC*                 30,000           1,501,875
Eli Lilly and Company                  10,000           1,204,375
Johnson & Johnson                      35,200           2,028,400
Merck & Company, Inc.                  20,000           1,998,750
Pfizer, Inc.                           34,000           2,042,125
                                                      -----------
                                                       11,613,025
HOME & OFFICE FURNITURE - 2.55%
Herman Miller, Inc.                    25,000           1,337,500
Knoll, Inc.*                           10,000             335,000
Leggett & Platt, Inc.                  45,000           2,005,313
                                                      -----------
                                                        3,677,813
HOUSEHOLD PRODUCTS - 2.89%
Colgate-Palmolive Company              40,000           2,787,500
Procter & Gamble Company               20,000           1,381,250
                                                      -----------
                                                        4,168,750
INDUSTRIAL PRODUCTS - 11.18%
Emerson Electric Company               50,800           2,927,350
Fastenal Company                        5,000             266,250
General Electric Company               60,000           4,083,750
Illinois Tool Works, Inc.              80,000           4,000,000
Mineral Technologies, Inc.             40,000           1,782,500
Molex Inc., Class A                    57,108           2,327,151
Shaw Group, Inc.*                      15,000             329,062
ThermoQuest Corporation*               20,000             400,000
                                                      -----------
                                                       16,116,063
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 8.21%
Compaq Computer Corporation*           60,500           4,522,375
Dell Computer Corporation*             70,000           6,781,250
International Business Machines Corp.   5,000             529,687
                                                      -----------
                                                       11,833,312
INFORMATION PROCESSING:
SERVICES - 4.35%
Automatic Data Processing, Inc.        23,000           1,150,000
Computer Sciences Corporation*         65,029           4,600,802
Paychex, Inc.                          15,000             523,125
                                                      -----------
                                                        6,273,927
INFORMATION PROCESSING:
SOFTWARE - 2.67%
Great Plains Software, Inc.*            5,300             148,400
Microsoft Corporation*                 25,000           3,307,812
Seachange International, Inc.*         27,000             398,250
                                                      -----------
                                                        3,854,462
INSURANCE - 4.10%
Allstate Corporation                   35,000           2,813,125
American International Group, Inc.     30,000           3,095,625
                                                      -----------
                                                        5,908,750
PACKAGING - 0.95%
Sealed Air Corporation*                25,000           1,373,437




THE BRAMWELL GROWTH FUND
          Portfolio of Investments - September 30, 1997 (Unaudited) (continued)

                                       SHARES              VALUE
                                       ------              -----
COMMON STOCKS - 98.98% (CONT'D.)

RETAILING - 9.58%
Amazon.com, Inc.*                      10,000         $   520,625
CVS Corporation                         5,500             312,812
Home Depot, Inc. (The)                 55,500           2,892,938
Kohl's Corporation*                    45,000           3,195,000
Tiffany & Co.                          40,800           1,734,000
Wal Mart Stores, Inc.                  29,000           1,062,125
Walgreen Company                      160,000           4,100,000
                                                      -----------
                                                       13,817,500
TEMPORARY HELP - 7.31%
Interim Services, Inc.*               109,800           3,088,125
Labor Ready, Inc.*                     36,000             837,000
On Assignment, Inc.*                   50,000           2,275,000
Robert Half International, Inc.*      105,000           4,344,375
                                                      -----------
                                                       10,544,500

TOTAL COMMON STOCKS
(Cost $85,937,167)                                    142,742,259
                                                      ===========


                                     PRINCIPAL
                                       AMOUNT              VALUE
                                     ---------             -----
VARIABLE RATE
DEMAND NOTES - 1.55%
American Family Financial Services   $153,000         $   153,000
General Mills, Inc.                   286,000             286,000
Johnson Controls, Inc.                989,000             989,000
Pitney Bowes Credit Corp.             383,000             383,000
Warner Lambert Company                206,000             206,000
Wisconsin Electric Power Corp.        218,000             218,000
                                                     ------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $2,235,000)                                       2,235,000
                                                     ------------
TOTAL INVESTMENTS - 100.53%
(Cost $88,172,167)                                    144,977,259
                                                      -----------

LIABILITIES, LESS CASH
      AND OTHER ASSETS - (0.53)%                        (761,681)
                                                     ------------
NET ASSETS - 100.00%
(7,254,328 SHARES OUTSTANDING)                       $144,215,578
                                                     ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
                                                           $19.88
                                                           ======
*Non-income producing security




THE BRAMWELL GROWTH FUND
                                          Quarterly Report - September 30, 1997

                            TOP TEN INDUSTRY SECTORS
                               SEPTEMBER 30, 1997
                               ------------------

     Financial Services          20.9%       Temporary Help          7.3%
     Information Processing      15.2        Energy                  4.5
     Industrial Products         11.2        Insurance               4.1
     Retailing                    9.6        Electronics             3.4
     Healthcare                   8.1        Household Products      2.9



                            TOP TEN EQUITY HOLDINGS
                               SEPTEMBER 30, 1997
                               ------------------
     Dell Computer                4.7%       Walgreen                2.8%
     Computer Sciences            3.2        General Electric        2.8
     Compaq Computer              3.1        Illinois Tool Works     2.8
     Robert Half                  3.0        Washington Mutual       2.7
     Intel                        2.9        Merrill Lynch           2.6



                            THE BRAMWELL GROWTH FUND

                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)


                               Board of Directors
--------------------------------------------------------------------------------
ELIZABETH R. BRAMWELL, CFA              GEORGE F. KEANE
President, Chief Investment             Chairman
 and Financial Officer                  Trigen Energy Corp.
The Bramwell Funds, Inc.                President Emeritus
                                        The Common Fund, Inc.
J. SINCLAIR ARMSTRONG
Director & Secretary                    JAMES C. SARGENT
The Reed Foundation, Inc.               Counsel
Retired Partner                         Opton, Handler, Gottlieb, Feiler & Katz
Whitman, Breed, Abbott & Morgan         Former Commissioner
Former Commissioner & Chairman          Securities & Exchange
Securities & Exchange Commission          Commission

ISABEL H. BENHAM                        MARTHA R. SEGER, PH.D.
Director, Board of Trustees             Chairman
John W. Barringer III National          Martha Seger & Associates
  Railroad Library                      Former Governor
                                        Federal Reserve Board


                                    Officers
--------------------------------------------------------------------------------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MC COLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary


                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                            Coopers & Lybrand L.L.P.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             Firstar Trust Company




-------------------------------------------------------------------------------
This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.